May 29, 2012

The Dreyfus/Laurel Tax-Free Municipal Funds

Dreyfus BASIC California Municipal Money Market Fund

Dreyfus BASIC Massachusetts Municipal Money Market

Dreyfus BASIC New York Municipal Money Market Fund

Supplement to Statement of Additional Information

dated October 31, 2011

The following information supersedes and replaces any contrary information contained in the section of the Statement of Additional Information entitled “How to Redeem Shares - Checkwriting Privilege.”

Checks are drawn on your account and may be made payable to the order of any person in an amount of $500 or more.

The following information supersedes and replaces any contrary information contained in the section of the Statement of Additional Information entitled “How to Buy Shares.”

Subsequent investments must be at least $100.

The following information supersedes and replaces the section of the Statement of Additional Information entitled “How to Redeem Shares -Telephone or Online Redemption Privilege.”

Telephone or Online Redemption Privilege.  You may request by telephone or online that redemption proceeds be paid by check and mailed to your address.  You may telephone redemption instructions by calling 1-800-DREYFUS (1-516-794-5452 outside the U.S.).  This privilege is granted automatically unless you specifically refuse it.